SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

                                   --------

                         Deutsche LifeCompass 2040 Fund


The previously scheduled shareholder meeting to approve the merger of the fund into Deutsche LifeCompass 2030 Fund, as well as an Amended and Restated Investment Management Agreement ("New IMA") for the fund, has been adjourned to a later date. If approved by shareholders, and subject to other conditions being met, the merger is expected to occur during the fourth quarter of 2015. If the merger is not approved by shareholders or otherwise does not occur, the New IMA and other changes to the fund are expected to be effective in the fourth quarter of 2015, subject to shareholder approval.


The foregoing is not a solicitation of any proxy.




               Please Retain This Supplement for Future Reference


July 24, 2015
PROSTKR-513
                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]